SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2004

                          FINANCIAL INSTITUTIONS, INC.
                -------------------------------------------------
                Exact Name of Registrant as Specified in Charter)

            New York                       0-26481               16-0816610
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(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

  220 Liberty Street, Warsaw, New York                              14569
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code   (585) 786-1100

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Item 7.     Financial Statements and Exhibits

            (c)   Exhibit

                  99.1 Press release issued by Financial Institutions, Inc. dated July 20, 2004.

Item 9.     Regulation FD Disclosure

Item 12.    Results of Operations and Financial Condition

            The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

            On July 20, 2004, Financial Institutions, Inc. issued a press release reporting its results of operations for the fiscal quarter and six-months ended June 30, 2004. Attached and incorporated herein by reference, as Exhibit 99.1 is a copy of the press release dated July 20, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               FINANCIAL INSTITUTIONS, INC.
                                                      (Registrant)

July 20, 2004                                       /s/ Ronald A. Miller
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    Date                                       Ronald A. Miller, Senior VP & CFO

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